UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

iRobot Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11

The following communication was shared with iRobot Corporation employees:

Subject: Reminder to Vote - iRobot’s Upcoming Special Meeting of Stockholders

September 28, 2022

iRoboteers:

As you may know, we will be holding an important virtual special meeting of stockholders on October 17, 2022 at 8:30 a.m. ET to vote on proposals associated with Amazon.com, Inc. (“Amazon”)’s planned acquisition of iRobot Corporation (the “Company” or “iRobot”). If you currently own iRobot stock, you should have received the necessary materials to review and vote on these proposals. The iRobot Board of Directors unanimously recommends voting FOR all proposals to be considered at the special meeting.

Because Proposal 1, to approve and adopt the merger agreement with Amazon, requires the affirmative vote of a majority of the outstanding shares, your vote is very important, regardless of the number of shares that you own. Just as notable, if a stockholder fails to vote or abstains from voting, the effect will be the same as a vote against Proposal 1.

As part of our effort to encourage stockholders to vote and assist them in voting, we are mailing reminder letters to stockholders who have not yet voted. We have also engaged the services of Innisfree, a proxy solicitation firm, to call stockholders. If you own iRobot shares and haven’t yet voted, it is possible that this firm is trying to reach out to you.

With the special meeting fast approaching, please help iRobot avoid the expense of additional solicitation by voting today — it’s quick and easy:

•	You may vote by telephone, via the Internet, or by signing, dating and returning the hard-copy proxy card or voting instruction form.

•	If you have questions about voting or need assistance voting, please contact Innisfree directly at 1 (877) 750-8332 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

Onward,

Colin M. Angle

Chairman of the iRobot Board of Directors and

Chief Executive Officer

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Amazon, the Company filed with the Securities and Exchange Commission (the “SEC”) the definitive proxy statement on Schedule 14A on September 7, 2022 relating to the Company’s special meeting of stockholders scheduled for October 17, 2022 (the “Proxy Statement”), which has been or will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.irobot.com or by contacting the Company’s investor relations department at the following:

iRobot Corporation

Andrew Kramer

investorrelations@irobot.com

(781) 430-3003

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 11, 2022, and is included in the Proxy Statement. Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Amazon, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; (iii) potential delays in consummating the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are fully discussed in the Proxy Statement filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.